UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
___________

FORM 8-K
___________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2007

MEDirect Latino Inc.
(Exact name of small business issuer as specified in its charter)

Florida	000-51795	20-1327083
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2101 West Atlantic Boulevard, Suite 101, Pompano Beach, FL 33069
(Address of principal executive offices)

954-321-3540
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Item 3.02     Unregistered Sales of Equity Securities

The information reported in Item 5.01 hereof is hereby incorporated by reference herein.  The issuance of the common stock of MEDirect Latino Inc. (the “Company”), par value $0.0001 per share (the “Common Stock”) reported in Item 5.01 is made in reliance upon the exemption provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Act”), as the Common Stock was issued pursuant to an exchange by the Company with an existing security holder and no commission or other remuneration was paid or given in connection with the exchange.

Item 5.01     Changes in Control of Registrant

On December 8, 2006 the Company entered into (i) that certain Loan and Security Agreement among the Company, Granite Creek FlexCap I, L.P. (“Lender”) and St. Cloud Capital Partners, L.P., Bedford Oak Partners, L.P., Fred B. and Lois Tarter, Hungry Lizard, LLC, and KKP Investments II LLC, (collectively, the “other lenders”), and Granite Creek Partners, L.L.C., as agent (“Agent”), as amended by the certain Amendment No. 1 to Loan Agreement dated as of April 27, 2007 and Amendment No. 2 to Loan and Security Agreement as of June 28, 2007 (as amended, the “Loan Agreement”), (ii) that certain Securities Purchase and Investor Rights Agreement dated December 8, 2006 between the Company and Lender, as amended by that certain Amendment No. 1 to Securities Purchase and Investor Rights Agreement dated as of June 28, 2007 (as amended, the “Purchase Agreement”), and (iii) that certain Secured Convertible Promissory Note, dated December 8, 2006 and entered into by the Company in favor of  Lender (the “Note”) in the principal amount of $4,000,000 and issued in connection with the Loan Agreement and the Purchase Agreement.  The Purchase Agreement provides that the Lender may convert the principal amount of the loan then outstanding under the Note at any time or any portion thereof from time to time into shares of the Company’s Common Stock in accordance with the terms of the Purchase Agreement.  The number of shares to be issued upon conversion of amounts payable under the Note (the “Conversion Price”) initially generally varied from $1.00 to $2.50 per share, depending on certain terms contained in the Purchase Agreement.  The Purchase Agreement also provides that the Conversion Price adjusts under certain circumstances, including the issuance of Common Stock by the Company at a price per share less than the then applicable Conversion Price (such lower price, the “Effective Price”), in which case the Conversion Price is reduced to the Effective Price.  The description of the terms of the Purchase Agreement, the Loan Agreement and the Note herein are qualified in their entirety by reference to the full text of each of those agreements, copies of which are filed herewith as exhibits and are incorporated herein by reference.

On July 13, 2007, the Company received notice (including checks for an aggregate of $300) from Debra Towsley and Raymond Talarico, former executive officers and current directors of the Company, purportedly exercising options to each acquire 1,500,000 share of Common Stock at an exercise price of $0.0001 per share.  On July 17, 2007, Ms. Towsley and Mr. Talarico each filed a Statement of Changes in Beneficial Ownership on Form 4 with the Securities and Exchange Commission, as subsequently amended on July 25, 2007, reporting their purported exercise of the options.

On August 17, 2007 Lender delivered to the Company written notice of its intention to convert $2,941.80 of the outstanding amount of the Note into 29,417,978 shares of Common Stock in accordance with the terms of the Purchase Agreement.  As a result of the purported exercise of options by Debra Towsley and Raymond Talarico described above, the applicable Conversion Price for the Note was adjusted under the Purchase Agreement to $0.0001 per share.  As a result, the Company was obligated to issue 29,417,978 shares of Common Stock to Lender on August 22, 2007, and the Lender now beneficially owns 29,417,978 shares of Common Stock, representing approximately 58.8% of the issued and outstanding shares of the Company based on the total number of shares of Common Stock authorized for issuance by the Company.  The Company is currently authorized to issue up to 50,000,000 shares of Common Stock.  As a result of the issuance to the Lender set forth herein, the Company currently has no further shares of Common Stock authorized for issuance.   Under the terms of the Purchase Agreement, the Company is obligated to increase the number of its authorized shares of Common Stock in order to maintain a sufficient reserve of authorized shares of Common Stock for issuance to satisfy its obligations under the Purchase Agreement and related documents.  As reported by the Lender on its Schedule 13D, as filed with the Securities and Exchange Commission on August 22, 2007, the Lender does not currently intend to convert any additional principal amount under the Note into additional shares of Common Stock.

Based on the amended Forms 4 filed by Ms. Towsley and Mr. Talarico, the two largest stockholders of the Company prior to Lender’s conversion of a portion of the Note were Ms. Towsley and Mr. Talarico, who each held, taking into account their purported exercise of the options, approximately 22.1% of the issued and outstanding shares of the Common Stock.   After the issuance to the Lender set forth herein, Ms. Towsley and Mr. Talarico each hold approximately 8.7% of the issued and outstanding shares of the Common Stock based on the total number of shares of Common Stock authorized for issuance.  The shares issued to the Lender have not been registered under the Act.  However, under the terms of the Purchase Agreement and during the period in which Ms. Towsley and Mr. Talarico were executive officers of the Company, the Company was obligated (but failed) to file a registration statement under the Act registering the shares issuable upon conversion of any obligations under the Loan Agreement on or before March 8, 2007 and to use commercially reasonable efforts to cause such registration statement to be declared effective as soon as possible after the filing date, but in any event prior to June 4, 2007.  In the event such registration statement is not timely filed or does not become effective by June 4, 2007, the Company is required to pay monthly damages of $20,000 (pro rata to each lender under the Loan Agreement) from the date of such breach until cured.   The Company is seeking a waiver of this breach and an agreed upon damages amount from Lender and the other lenders.

Other than as provided in the Loan Agreemnet and the Purchase Agreement the Company is not aware of any arrangements or understandings of the type described in Item 5.01(a)(7) of Form 8-K or of the types described in Item 403(c) of Regulation S-K under the Securities Exchange Act, as amended.

Item 9.01. Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired — Not Applicable
(b)           Pro Forma Financial Information — Not Applicable
(c)           Exhibits

Exhibit No.	Exhibit

10.1	Securities Acquisition and Investor Rights Agreement dated December 8, 2006 between the Company and Lender.
10.2
Amendment No. 1 to Securities Purchase and Investor Rights Agreement dated as of June 28, 2007 between Lender and the Company (incorporated herein by reference from Exhibit 99.2 to the Company’s Report on Form 8-K filed July 10, 2007).

10.3	Loan and Security Agreement dated as of December 8, 2006 among the Company, Lender, the other lenders and Agent.
10.4	Amendment No. 1 to Loan and Security Agreement, dated as of April 27, 2007, among the Company, Lender, the other lenders and Agent.
10.5
Amendment No. 2 to Loan and Security Agreement dated as of June 28, 2007, among the Company, Lender, the other lenders and Agent (incorporated herein by reference from Exhibit 99.1 to the Company’s Report on Form 8-K filed July 10, 2007).

10.6	Secured Convertible Promissory Note, dated December 8, 2006 by the Company to Lender.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDirect Latino, Inc.

Dated: August 28, 2007

By:  /s/ Charles W. Hansen III
Charles W. Hansen III
Chief Executive Officer